UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811- 24032

  Date of Notification: March 2, 2026

2. Exact name of investment company as specified in registration statement: AMG Pantheon Infrastructure Fund, LLC

3. Address of principal executive office: (number, street, city, state, zip code)

680 Washington Boulevard, Suite 500

Stamford, CT 06901

4. Check one of the following:

A. ☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3

B. ☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C. ☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer

AMG Pantheon Infrastructure Fund, LLC

UNITHOLDER REPURCHASE OFFER NOTICE

March 2, 2026

Dear AMG Pantheon Infrastructure Fund, LLC Unitholder:

AMG Pantheon Infrastructure Fund, LLC (the “Fund”) is a closed-end interval fund that makes quarterly offers to repurchase a portion of its outstanding units at net asset value (“NAV”) per unit. These quarterly repurchase offers provide unitholders with some liquidity. Prior to each quarterly repurchase offer, the Fund is required to send notification of the repurchase offer to all of its unitholders. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase units only at the time of the regularly scheduled quarterly repurchase offer.

If you are not interested in tendering your units for repurchase at this time, you may disregard this letter and take no action.

If you are interested in tendering your units for repurchase, please first determine whether you own your units at an account at a broker-dealer or other intermediary (an “Authorized Intermediary”) or directly through BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”). If you are unsure, please check your most recent account statement. If your account statement is from the Transfer Agent and includes the AMG logo, please follow the instructions set forth herein and return the enclosed form in order to submit a repurchase request. If your account statement is from an Authorized Intermediary, please contact your Authorized Intermediary for assistance and provide all of the information that they require on or prior to the Repurchase Request Deadline specified in the Repurchase Offer Terms attached. Alternatively, if another person, such as an investment adviser, has authority to act on your behalf, please contact such person.

The Fund’s March 2026 repurchase offer begins on March 2, 2026 and ends at 4:00 p.m. (ET) on March 31, 2026 (the “Repurchase Request Deadline”).

Because the Fund is a closed-end interval fund, it is legally permitted to repurchase only a specified portion of its outstanding units on any repurchase date. Therefore, there can be no assurance that the Fund will be able to repurchase all the units that you tender even if you tender all the units that you own. Your Authorized Intermediary may charge a transaction fee in connection with submitting a repurchase request. Consult your financial representative for more information. Please remember that you are not obligated to do anything with your units at this time.

The Repurchase Request Deadline will be strictly observed. If you (or another person acting on your behalf) or your Authorized Intermediary fails to submit the required information to the Transfer Agent or to take any other required action on or before 4:00 p.m. (ET) on March 31, 2026, the Fund will not repurchase any of your units until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer.

Please refer to the Fund’s Prospectus and Statement of Additional Information, as well as the enclosed Repurchase Offer Terms, for more details. You may, of course, elect to keep your Fund units at this time, in which case you may disregard this notice and the attached forms. If you have any questions and you hold your units through an Authorized Intermediary, please contact your Authorized Intermediary or, if applicable, your investment adviser. If you do not hold your units through an Authorized Intermediary, a service representative at the Transfer Agent is available by calling (800) 548-4539. This Repurchase Offer Notice can also be found online at https://wealth.amg.com/literature.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Regards,

AMG Pantheon Infrastructure Fund, LLC

Repurchase Offer Terms

Repurchase Request Deadline:	4:00 p.m. (ET) on March 31, 2026
Repurchase Pricing Date:	March 31, 2026

1. The Offer. AMG Pantheon Infrastructure Fund, LLC (the “Fund”) is offering to repurchase for cash up to five percent (5.0%) of the aggregate of its units (“Units”) that are issued and outstanding on the Repurchase Request Deadline at a price equal to the net asset value (“NAV” or “Net Asset Value”) determined as of the close of the New York Stock Exchange (the “Exchange”) on the Repurchase Pricing Date, upon the terms and conditions set forth in (i) this AMG Pantheon Infrastructure Fund, LLC Unitholder Repurchase Offer Notice, (ii) the Fund’s Prospectus, and, (iii) if you hold your Units directly through BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent (the “Transfer Agent”), the enclosed Repurchase Request Form. Collectively, those documents constitute the “Offer.” The Offer is not conditioned upon the tender for repurchase of any minimum number of Units.

2. Repurchase Request Offer Period and Repurchase Request Deadline. This quarter’s Offer begins on March 2, 2026 and ends at 4:00 p.m. (ET) on March 31, 2026 (the “Repurchase Request Deadline”). All requests for repurchase must be received in proper form by the Transfer Agent, or, if you hold your Units through a broker-dealer or other intermediary (an “Authorized Intermediary”), your Authorized Intermediary, on or after March 2, 2026 and before the Repurchase Request Deadline. Certain Authorized Intermediaries, including custodians and clearing platforms, may require additional information and may set times on or prior to the Repurchase Request Deadline by which they must receive all documentation they require. If you are unsure of the operational procedures of your Authorized Intermediary, please contact your Authorized Intermediary or investment adviser as far in advance of the Repurchase Request Deadline as possible.

The Repurchase Request Deadline will be strictly observed. If your repurchase request is not submitted to the Transfer Agent in good order by the Repurchase Request Deadline, you will be unable to sell your Units to the Fund until a subsequent repurchase offer, and your request for that offer would need to be resubmitted. If your Authorized Intermediary will submit your repurchase request, you should submit your request to the Authorized Intermediary in the form requested by the Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Intermediary to submit the request to the Fund’s Transfer Agent. If your Authorized Intermediary is unable or fails to submit your request to the Fund’s Transfer Agent in a timely manner, or if you fail to timely submit your request to your Authorized Intermediary, you will be unable to sell your Units to the Fund until a subsequent repurchase offer, and your request for that offer would need to be resubmitted.

By entering (or having entered on your behalf) a sell order prior to the Repurchase Request Deadline or, if applicable, by timely submission of a complete Repurchase Request Form to the Transfer Agent, you waive any right to receive any notice of the acceptance of your tender.

3. Repurchase Pricing Date. The date on which the Fund’s Net Asset Value applicable to the Offer is determined (the “Repurchase Pricing Date”) will be March 31, 2026, the same date as the Repurchase Request Deadline, except as otherwise described in this paragraph. Under certain circumstances, the Repurchase Pricing Date could occur as late as the fourteenth calendar day after the Repurchase Request Deadline (or the next business day if such fourteenth calendar day is not a business day), in which case there is a risk that the Fund’s Net Asset Value per Unit may fluctuate between those dates.

If your repurchase request is submitted prior to the Repurchase Pricing Date, the Net Asset Value determined on the Repurchase Pricing Date may be higher or lower than the date on which you submit a repurchase request. Units of the Fund earn dividends declared to unitholders of record through the date prior to the Repurchase Pricing Date. On February 23, 2026, the Net Asset Values per Unit of the Fund were: $10.73 for Class S Units, $10.73 for Class I Units, and $10.73 for Class M Units. Please call the Transfer Agent at (800) 548-4539 for current NAV information.

4. Payment for Units Repurchased. The Fund expects to distribute repurchase proceeds in cash to unitholders no later than seven calendar days after the Repurchase Pricing Date.

5. Transaction Fee. Your Authorized Intermediary may charge a transaction fee in connection with submitting a repurchase request.

6. Increase in Number of Units Repurchased; Pro Rata Repurchase. If the Offer is oversubscribed such that unitholders tender for repurchase more Units than the Fund is offering to repurchase, the Fund may (but is not obligated to) increase the number of Units that the Fund is offering to repurchase by up to an additional 2.00% of the number of Units that are outstanding on the Repurchase Request Deadline.

If the number of Units tendered for repurchase exceeds the number of Units the Fund is offering to repurchase, including, when applicable, the additional up to 2.00% of Units described in the immediately preceding sentence, the Fund is generally required by law to repurchase the Units tendered on a pro rata basis, rounded down to the nearest .001 of a Unit. There can be no assurance that the Fund will be able to repurchase all the Units that you tender even if you tender all the Units that you own. In the event of an oversubscribed Offer, you may be unable to liquidate some or all of your investment so tendered, in which case any Units tendered by you that are not repurchased would remain in your account. You would have to wait until a subsequent quarterly repurchase offer to tender Units that the Fund was unable to repurchase, and you would be subject to the risk of Net Asset Value fluctuations during that period. You would need to submit a new repurchase request for that offer. Any subsequent offer may also be oversubscribed.

Under certain circumstances, the Fund may, in its discretion, accept units tendered by unitholders who own fewer than 100 units and tender all of their units for repurchase in the Offer. The Fund may also, in its discretion, accept units tendered by unitholders who own less than $2,500 worth of units and tender all of their units for repurchase in the Offer. In that case, these units would be accepted before prorating the units tendered by other unitholders. Unitholders who wish to request such treatment should instruct their Authorized Intermediary or investment adviser, or, if they hold their Units directly through the Transfer Agent, the Transfer Agent to indicate to the Fund that they are eligible for such treatment.

In addition, if the Offer is oversubscribed as described above, the Fund may repurchase any additional Units in an amount determined by its Board of Directors that are tendered by an estate (the “Estate Offer”), provided that the Fund may, in its discretion, limit the number of additional Units that it repurchases under the Estate Offer. If an Estate Offer is oversubscribed, the Fund will repurchase such Units on a pro rata basis. As a result, there can be no assurance that the Fund will be able to repurchase all of the Units tendered in the Estate Offer.

Any person who wishes to request that the Fund repurchase their Units pursuant to the Estate Offer should instruct their Authorized Intermediary or investment adviser or, if they hold their Units directly through the Transfer Agent, the Transfer Agent, to indicate to the Fund that they are eligible for such treatment. If the Fund repurchases any Units pursuant to the Estate Offer, this will not affect the number of Units that it repurchases from other unitholders in the Offer.

A service representative at the Transfer Agent is available by calling (800) 548-4539.

7. Withdrawal or Modification of Number of Units to be Repurchased. If you hold your Units directly through the Transfer Agent, Units submitted pursuant to the Offer may be withdrawn or you may change the number of Units submitted for repurchase at any time prior to the Repurchase Request Deadline. Direct unitholders seeking to modify or withdraw their tender of Units must send to the Transfer Agent, at the email address or fax number noted in the Repurchase Request Form, a notice of withdrawal or notice of modification, as applicable, that specifies the name of the person withdrawing or modifying a tender of Units and the number of Units to be withdrawn or the modified number of Units to be tendered. Units properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Units may be retendered by following the procedures described herein prior to the Repurchase Request Deadline. For further information regarding modifications or withdrawals of tenders, you may call a unitholder representative at the Transfer Agent at (800) 548-4539. If your Units are held for you by an Authorized Intermediary and you wish to modify or withdraw any instructions to your Authorized Intermediary to effect a repurchase request, please consult your Authorized Intermediary or, if applicable, your investment adviser.

8. Suspension or Postponement of Repurchase Offer. The Board of Directors of AMG Pantheon Infrastructure Fund, LLC may suspend or postpone this Offer only by a majority vote of the Directors (including a majority of the disinterested Directors) and only in the following limited circumstances:

a)

during any period in which the Exchange or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or trading in those markets is restricted; or

b)

during any period in which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the Net Asset Value of Fund Units; or

c)	if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); or

d)	during other periods as the Securities and Exchange Commission permits the suspension or postponement of repurchase offers by the Fund for the protection of its unitholders.

If the Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each unitholder of the Fund. If the Fund renews the Offer, the Fund will send a new notification to each unitholder with details concerning the terms and conditions of the renewed Offer.

9. Certain U.S. Federal Income Tax Consequences. The following discussion is a general summary of certain U.S. federal income tax consequences of the Offer. This summary is based on U.S. federal income tax law as of the date hereof, including the Code, applicable Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below, and the Fund has not obtained, nor does the Fund intend to obtain, a ruling from the IRS or an opinion of counsel with respect to any of the consequences described below. This discussion does not address all aspects of taxation that may apply to unitholders or to specific types of unitholders such as tax-advantaged retirement plans and unitholders that are not “United States persons” within the meaning of the Code (a “foreign unitholder”). Unitholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information and should consult their tax advisers regarding the specific tax consequences to them of participating in the Offer, including U.S. federal, state and local and non-U.S. tax consequences, as well as any applicable transfer taxes.

Sale or Exchange of Units. A repurchase of Units pursuant to the repurchase offer will be treated as a taxable sale or exchange of the Units for U.S. federal income tax purposes if either (a) the tendering unitholder tenders all of the Units held (or considered under complex constructive ownership rules to be held) by such unitholder or meets certain numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of the repurchase offer or (b) the tender otherwise results in a “meaningful reduction” of a unitholder’s ownership percentage interest in the Fund, which determination depends on a unitholder’s particular facts and circumstances. If the transaction is treated as a sale or exchange, any gain or loss recognized by a unitholder generally will be capital gain or loss if the Units tendered are held by the unitholder as a capital asset, and will be treated as short-term capital gain or loss if such Units have been held for one year or less and as long-term capital gain or loss if such Units have been held for more than one year. Any loss realized by a unitholder on the repurchase of Units held by the unitholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the unitholder with respect to such Units.

If the repurchase of Units pursuant to the repurchase offer is not treated as a sale or exchange for U.S. federal income tax purposes, the amount received upon such repurchase will be treated for U.S. federal income tax purposes as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s current or accumulated earnings and profits for the year in which the repurchase occurs. Any remaining balance will be treated as a return of capital to the extent of the unitholder’s tax basis in its Units and thereafter as capital gain. In the event that a tendering unitholder is deemed to receive a dividend as a result of tendering its Units, it is possible that unitholders whose percentage ownership of the Fund increases as result of the tender will be deemed to receive a constructive distribution from the Fund. Such constructive distribution will be treated as a dividend to the extent of the Fund’s current or accumulated earnings and profits.

Net Investment Income Tax. The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains and (ii) any net gain from the sale, exchange or other taxable disposition of the Units.

Foreign Unitholders. Subject to the discussions below with respect to backup withholding and FATCA (as defined below), if the repurchase of a foreign unitholder’s Units pursuant to the Offer is treated as a sale or exchange of such Units, a foreign unitholder generally will not be subject to U.S. federal income tax on gains (and will not be allowed a deduction for losses) realized on such repurchase unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such unitholder within the United States, or (ii) in the case of an individual unitholder, the unitholder is present in the United States for a period or periods aggregating 183 days or more during the year of the repurchase and certain other conditions are met.

If the repurchase of a foreign unitholder’s Units pursuant to the Offer is treated as a distribution with respect to such Units or if a foreign unitholder is otherwise treated as receiving a constructive distribution that is a dividend by reason of such unitholder’s increase in its percentage ownership of the Fund resulting from other unitholders’ sale of Units pursuant to the Offer, the portion of the distribution or constructive distribution that constitutes a dividend generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate), unless an exemption is available, and the Fund elects to apply such an exemption. Such exemptions are described further in the Fund’s Prospectus.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding described below, a foreign unitholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or Form W-8BEN-E, or substitute form).

FATCA. Sections 1471-1474 of the Code, and the Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require the Fund to obtain information sufficient to identify the status of each of its unitholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a unitholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of ordinary dividends the Fund pays (or is deemed to pay) to that unitholder. The IRS and the Department of the Treasury have issued proposed regulations providing that gross proceeds the Fund pays to a unitholder for a unit repurchase treated as a sale or exchange will not be subject to FATCA withholding. If an amount paid (or deemed paid) by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to foreign unitholders. Each foreign unitholder is urged to consult its tax adviser regarding the applicability of FATCA.

Backup Withholding. The Fund generally is required to withhold and remit to the Department of the Treasury a percentage of the taxable distributions and proceeds from a repurchase paid to any individual unitholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income or (iii) who fails to certify to the Fund that he or she is not subject to such withholding.

Limitation on Capital Loss Carryforwards. The Fund’s purchase of Units in the Offer may directly result in, or contribute to a subsequent, limitation on the Fund’s ability to use capital loss carryforwards to offset future gains. Therefore, in certain circumstances, remaining unitholders may pay taxes sooner, or pay more taxes, following the completion of the Offer than they would have had it not occurred.

Tax Consequences to the Fund. Use of the Fund’s cash to purchase Units may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund may also recognize income in connection with the sale of portfolio securities to fund such purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

10. Documents in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Units will be determined by the Fund in its sole discretion, whose determination shall be final and binding on all parties. The Fund reserves the right to require any person who wishes to request that the Fund repurchase their Units to first provide any documentation that the Fund deems necessary or appropriate as proof of such person’s eligibility for the applicable repurchase offer, and such eligibility will be determined by the Fund in its sole discretion. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any Units which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in tender of any particular Units or any particular unitholder, and the Fund’s interpretations of the terms and conditions of the Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tendered Units will not be accepted for repurchase unless all defects and irregularities have either been cured within such time or waived by the Fund. None of the Fund, the Transfer Agent or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. The Fund and the Transfer Agent will not be liable for any loss incurred in the event that the Fund accepts unauthorized telephone instructions or repurchase requests that the Fund reasonably believes to be genuine.

Neither the Fund nor its Board of Directors makes any recommendation to any unitholder as to whether to tender or refrain from tendering Units. Each unitholder must make an independent decision whether to tender Units and, if so, how many Units to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether unitholders should tender Units pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein, in the attached Repurchase Request Form or in the Fund’s Prospectus.

For a copy of the Fund’s Prospectus or for other information, visit https://wealth.amg.com/literature, call a service representative at the Transfer Agent at (800) 548-4539, or contact your Authorized Intermediary or investment adviser.

Dated: March 2, 2026

AMG Pantheon Infrastructure Fund, LLC

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, March 31, 2026

IMPORTANT: THIS FORM IS ONLY FOR USE BY UNITHOLDERS WHO HOLD THEIR UNITS DIRECTLY THROUGH BNY MELLON INVESTMENT SERVICING (US) INC., THE FUND’S TRANSFER AGENT. If your account is held through a financial adviser, broker, dealer or other financial intermediary, do not submit this form. Please contact your financial adviser, broker, dealer or other financial intermediary sufficiently in advance of the Repurchase Request Deadline to submit your repurchase request.

Additional information about the repurchase offer may be found in the accompanying cover letter and Repurchase Offer Terms. For more information about the Fund, please visit https://wealth.amg.com/literature.

PLEASE COMPLETE THE FORM BELOW AND RETURN VIA:

Email: amgtrades@bnymellon.com

Fax: 1-833-778-3740

First Class Mail:	Overnight Mail:
AMG Funds P.O. Box 534426 Pittsburgh, PA 15253-4426	AMG Funds Attn: 534426 AIM 154-0520 500 Ross Street Pittsburgh, PA 15262

YOU MAY CONTACT THE FUND’S TRANSFER AGENT, BNY MELLON INVESTMENT SERVICING (US) INC., AT (800) 548-4539 WITH ANY QUESTIONS YOU MAY HAVE RELATED TO TENDERING YOUR UNITS.

Please accept this tender of units as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date. I understand that this quarterly repurchase offer is currently limited to five percent (5.0%) of the Fund’s outstanding units and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the units that I am requesting, in which case the Fund will repurchase units as described in the Repurchase Offer Terms.

Unitholder Information:

Name(s) of Registered Unitholder(s)	Account Number	Telephone Number(s)	Email address

Tender Request:

[ ] Full repurchase

[ ] Partial repurchase of ___________ Units (please only provide a number of Units, not a dollar amount)

Payment Information:

Payment will be made to the unitholder via check, unless wire instructions are present on their account.

Signature of Unitholder(s)

(if joint account, both must sign)